     As filed with the Securities and Exchange Commission on April 27, 2007



                                       Securities Act registration no. 333-72511
                                       Investment Company Act file no. 811-09237

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       POST-EFFECTIVE AMENDMENT NO. 9 [X]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              AMENDMENT NO. 11 [X]


--------------------------------------------------------------------------------

                             CALAMOS ADVISORS TRUST
                                  (Registrant)

                               2020 Calamos Court
                           Naperville, Illinois 60563

                         Telephone number: 630-245-7200

--------------------------------------------------------------------------------


    James S. Hamman, Jr., Secretary          Cameron S. Avery
    Calamos Advisors LLC                     Bell, Boyd, & Lloyd LLP
    2020 Calamos Court                       70 West Madison Street, Suite 3100
    Naperville, Illinois 60563               Chicago, Illinois 60602-4207
                              (Agents for service)


--------------------------------------------------------------------------------

It is proposed that this filing will become effective:


                 Immediately upon filing pursuant to paragraph (b) of rule 485
     -----------


         X       on  May 1, 2007 pursuant to paragraph (b) of rule 485
     -----------


                 60 days after filing pursuant to paragraph (a)(1) of rule 485
     -----------
                 on             pursuant to paragraph (a)(1) of rule 485
     -----------     ---------
                 75 days after filing pursuant to paragraph (a)(2) of rule 485
     -----------
                 on            pursuant to paragraph (a)(2) of rule 485
     -----------     ---------
                 on            pursuant to paragraph (a)(3) of rule 485
     -----------     ---------




--------------------------------------------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
--------------------------------------------------------------------------------

(CALAMOS ADVISORS TRUST LOGO)

             CALAMOS GROWTH AND
             INCOME PORTFOLIO

             PROSPECTUS

             MAY 1, 2007

An investment in the Portfolio is not a bank deposit, is not FDIC-insured, and may lose value.

The Securities and Exchange Commission has not approved or disapproved the Portfolio's shares as an investment or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


Portfolio Information....           2
Summary..................           3
  Investment Objective...           3
  What are the Principal
     Strategies of the
     Portfolio?..........           3
  What are the Types of
     Securities the
     Portfolio Invests
     in?.................           3
  What are the Principal
     Risks of Investing
     in the Portfolio?...           5
  Investment Returns.....           8
  Fees and Expenses......           9
Management of the
  Portfolio..............          10
Shareholder
  Information............          11
  Purchasing Shares......          11
  Selling Shares.........          11
  Valuing Shares.........          11
  Excessive Trading......          13
  Other Information......          13
Distributions and
  Taxes..................          14
  Dividends and Capital
     Gains...............          14
  Taxes..................          14
Financial Highlights.....          15
For More Information.....  Back Cover


                             PORTFOLIO INFORMATION

     The Calamos(R) Growth and Income Portfolio (the "Portfolio") is a portfolio of the Calamos Advisors Trust (the "Trust"). The Trust offers the Portfolio's shares to certain life insurance companies ("Participating Insurance Companies") for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts (together, "Variable Contracts"). The Trust may also offer the Portfolio to certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis ("Retirement Plans"). The Portfolio's shares are not offered directly to the public.

                                    SUMMARY

INVESTMENT OBJECTIVE

     The Portfolio seeks high long-term total return through growth and current income.

WHAT ARE THE PRINCIPAL STRATEGIES OF THE PORTFOLIO?

     The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.

     In seeking to meet its investment objective, the Portfolio's adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-reward profile suitable for the Portfolio's objective.


     The Portfolio attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Portfolio will typically range from five to ten years. The equity securities purchased by the Portfolio will typically be issued by U.S. companies from across the capitalization spectrum.


WHAT ARE THE TYPES OF SECURITIES THE PORTFOLIO INVESTS IN?


     CONVERTIBLE SECURITIES. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.


     Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Portfolio. Conversely, certain convertible debt securities may provide a "put option," which entitles the Portfolio to make the issuer redeem the security at a premium over the stated principal amount of the debt security.


     EQUITY SECURITIES. Equity securities include exchange-traded and over-the-counter ("OTC") common and preferred stocks, warrants and rights. An investment in a company's equity securities represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.


     HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS). The Portfolio may invest without limit in convertible and non-convertible debt securities commonly known as "junk bonds" that are rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc., or that are not rated but are considered by the investment adviser to be of similar quality. The Portfolio will not, however, purchase a security rated below C. If a debt security were downgraded to below a C rating subsequent to the Portfolio's investment in the security, the investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.



     SYNTHETIC CONVERTIBLE INSTRUMENTS. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component" which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Portfolio may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.


     The Portfolio may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately, and at different times.


     FOREIGN SECURITIES. The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that has its principal trading market for its security in a foreign country. The Portfolio may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts and European Depositary Receipts. Investments in foreign securities represented by ADRs or guaranteed by a U.S. person are not counted toward the Portfolio's 25% limitation on investments in foreign securities. International investing allows the Portfolio to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.



     RULE 144A SECURITIES. Some securities ("Rule 144A Securities") in which the Portfolio invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Portfolio. Under the supervision of the Portfolio's board of trustees, the Portfolio's investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Portfolio purchases Rule 144A Securities only if the Portfolio's investment adviser has determined them to be liquid.

     DEFENSIVE INVESTING. The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short-term debt securities, and repurchase agreements. In a repurchase agreement, the Portfolio purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Portfolio has assumed a temporary defensive position, it may not be able to achieve its investment objective.


     SECURITIES LENDING. The Portfolio may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Portfolio. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio's securities lending agent monitors, and reports to the Portfolio's investment adviser on, the creditworthiness of the firms to which the Portfolio lends securities. Although not a principal investment strategy, the Portfolio may engage in securities lending to a significant extent.


     OTHER SECURITIES. Although not specified under its principal investments or strategies, the Portfolio may utilize other investments and investment techniques that may impact performance, including options, futures and other strategic transactions. More information about Portfolio investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?


     CONVERTIBLE SECURITIES RISK. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value increases as prevailing interest rate levels decline. However, the convertible security's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security's conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.


     As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

     If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities entail less risk than its common stock.

     HIGH YIELD FIXED-INCOME SECURITIES (JUNK BONDS) RISK. The Portfolio's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

     EQUITY INVESTMENTS RISK. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

     SYNTHETIC CONVERTIBLE INSTRUMENT RISK. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.


     INTEREST RATE RISK. Interest rate risk is the risk that the Portfolio's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities held by the Portfolio generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term debt securities than shorter-term debt securities.



     CREDIT RISK. Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities.



     DEFAULT RISK. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a debt security is rated, the greater its default risk. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.


     MID-SIZED AND SMALL COMPANY RISK. Mid-sized and small company stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of these company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.


     RULE 144A SECURITIES RISK. The Portfolio may invest without limit in Rule 144A Securities. Under the supervision of the Trust's board of trustees, the Portfolio's investment adviser will determine whether securities purchased under Rule 144A are illiquid. The Portfolio is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable, at the time of purchase. If qualified institutional buyers are unwilling to purchase these Rule 144A securities, the percent of the Portfolio's assets invested in illiquid securities would increase. Typically, the Portfolio purchases Rule 144A securities only if the Portfolio's investment adviser has determined them to be liquid. If any Rule 144A security held by the Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.


     FOREIGN SECURITIES RISK. There are special risks associated with investing in foreign securities, including fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of the security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information with respect to issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.


     TAX RISK. The Portfolio may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Portfolio to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Portfolio's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Portfolio itself to comply with such rules.



     SECURITIES LENDING RISK. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio's securities lending agent monitors, and reports to the Portfolio's investment adviser on, the creditworthiness of the firms to which the Portfolio lends securities.


     MARKET RISK. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which the Portfolio invests.


     MARKET DISRUPTION RISK. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Portfolio's investment adviser cannot predict the effect of similar events in the future on the U.S. or international economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.


     INVESTMENT MANAGEMENT. Whether the Portfolio achieves its investment objective is significantly impacted by whether the Portfolio's investment adviser is able to choose suitable investments for the Portfolio.

     STATE REGULATION. The Portfolio is sold to the separate accounts of Participating Insurance Companies offering Variable Contracts that are sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Portfolio, the Portfolio may be limited in its ability to engage in certain techniques and to manage its investments with the flexibility described herein and in the Statement of Additional Information. In order to permit the Portfolio to be available under Variable Contracts sold in certain states, the Portfolio may make commitments that are more restrictive than the investment policies and limitations described herein and in the Statement of Additional Information. If the investment adviser determines that such a commitment no longer is in the Portfolio's best interest, the commitment may be revoked by terminating the availability of the Portfolio to Variable Contract owners residing in such states.

WHAT ARE THE PORTFOLIO'S POLICIES AND PROCEDURES REGARDING THE DISCLOSURE OF PORTFOLIO SECURITIES?

     A description of the policies and procedures with respect to the disclosure of the Portfolio's securities holdings is available in the Portfolio's Statement of Additional Information.

INVESTMENT RETURNS


     The bar chart and table below indicate the risks of investing in the Portfolio by showing the Portfolio's performance from year to year and how the Portfolio's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect sales loads and fees associated with any insurance contract for which the Portfolio is an investment option. If it did, returns would be lower. As always, please note that how the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


                           CALENDAR YEAR PERFORMANCE
[BAR CHART]

                                                                  CALAMOS GROWTH AND INCOME PORTFOLIO
                                                                  -----------------------------------
2000                                                                              5.72
2001                                                                             -4.87
2002                                                                             -4.10
2003                                                                             25.76
2004                                                                             11.10
2005                                                                              7.15
2006                                                                              9.45


     For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 12.42% (the 2nd quarter of 2003), and the Portfolio's lowest return for a calendar quarter was -8.67% (the 3rd quarter of 2002).


AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------


                                                                                 SINCE 5/19/99
                                             ONE YEAR       FIVE YEARS         LIFE OF PORTFOLIO
--------------------------------------------------------------------------------------------------
Portfolio                                      9.45%          9.46%                  9.13%
--------------------------------------------------------------------------------------------------
Value Line Convertible Index(1)               10.64%          8.59%                  5.91%(2)
--------------------------------------------------------------------------------------------------
S&P 500 Index(3)                              15.79%          6.19%                  2.76%
--------------------------------------------------------------------------------------------------

(1) The Value Line Convertible Index is an equally weighted index of the largest convertibles, representing 90% of the market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


(2) Index return since June 1, 1999 (comparative data is available only for full monthly periods).


(3) The S&P 500 Index is generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends, and, unlike Portfolio returns, do not reflect any fees or expenses.


FEES AND EXPENSES

     THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

     The Portfolio's shares can be purchased by Retirement Plans and by separate accounts of Participating Insurance Companies offering Variable Contracts. The Portfolio's shares are not offered directly to the public. The tables below do not reflect the expenses of your Variable Contract or Retirement Plan. Please read the Variable Contract's or Retirement Plan's disclosure documents to obtain that information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum Sales Charge (Load) Imposed on Purchases............    None
Maximum Deferred Sales Charge (Load)........................    None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................    None
Redemption Fee..............................................    None


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


Management Fees.............................................    0.75%
Distribution (12b-1) and/or Service Fees....................     None
Other Expenses..............................................    0.49%
Total Annual Portfolio Operating Expenses...................    1.24%


     EXAMPLE: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and is applicable whether you redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same, without fee waiver or expense reimbursement. Although your actual costs may be different than those shown below, based on these assumptions your costs would be:



1 YEAR            3 YEARS            5 YEARS            10 YEARS
------            -------            -------            --------
$126               $393               $681               $1,500

                          MANAGEMENT OF THE PORTFOLIO


     The Portfolio's investments are managed by its investment adviser, Calamos Advisors LLC ("Calamos Advisors"), 2020 Calamos Court, Naperville, Illinois. Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.



     Subject to the overall authority of the Portfolio's board of trustees, Calamos Advisors furnishes continuous investment supervision and management to the Portfolio under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Portfolio pays Calamos Advisors a fee based on average daily net assets, which is accrued daily and paid monthly. The fee paid by the Portfolio for the most recent fiscal year was at the annual rate of 0.75% of average daily net assets. Each Variable Contract imposes its own charges on owners of the Variable Contract, and Retirement Plans also may impose charges on participants in the Retirement Plan. These expenses are not described in this prospectus. Variable Contract owners and Retirement Plan participants should consult with the Variable Contract disclosure document or Retirement Plan information regarding these expenses.



     TEAM APPROACH TO MANAGEMENT. Calamos Advisors employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the "Co-CIOs") and comprised generally of the Co-CIOs, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.



     Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Co-CIOs and senior strategy analysts, may each make trading decisions guided by the Portfolio's investment objective and strategy.



     While day-to-day management of the Portfolio is a team effort, the Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for the Portfolio, and work with all team members in developing and executing the Portfolio's investment program. The Co-CIOs and senior strategy analysts are identified below.



     John P. Calamos, Sr., Co-CIO of Calamos Advisors, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of Calamos Advisors, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts.



     During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company. Nick P. Calamos has been Vice President and Trustee of the Trust (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.



     The Portfolio's Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in all of the investment companies in the Portfolio and their compensation.


     A discussion regarding the basis for the approval by the board of trustees of the management agreement for the Portfolio is available in the Portfolio's most recent semi-annual report to shareholders for the six months ended June 30.

                            SHAREHOLDER INFORMATION

PURCHASING SHARES

     Shares of the Portfolio are purchased by the separate accounts of Participating Insurance Companies or by Retirement Plans based on the instructions they receive from the Variable Contract holders or Retirement Plan participants. You cannot purchase Portfolio shares directly.

SELLING SHARES

     Portfolio shares are sold by the separate accounts of Participating Insurance Companies or by Retirement Plans. Shares may be sold to generate cash to, among other things, pay a contract owner who requested a withdrawal or who terminated a contract.

     The Portfolio reserves the right to honor any request for sale or repurchase by paying you with readily marketable securities, either in whole or in part. This is considered a "redemption-in-kind." The Portfolio will choose these securities and value them in the same way as they are valued for purposes of computing the Portfolio's net asset value (NAV). You may incur transaction expenses if you convert these securities to cash.

VALUING SHARES


     The Portfolio's share price, or NAV, is determined as of the close of regular session trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.



     The NAV per share is calculated by dividing the value of all of the securities and other assets of the Portfolio, less its liabilities, by the number of Portfolio shares outstanding. Shares are purchased or sold at the NAV next determined after receipt of a purchase or sale order in good form.



     The valuation of the Portfolio's portfolio securities is in accordance with policies and procedures on the valuation of securities adopted by the board of trustees and under the ultimate supervision of the board of trustees.



     Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Portfolio determines its NAV. Securities traded in the OTC market and quoted on The Nasdaq Stock Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Portfolio determines its NAV.

     When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.



     Trading in securities on European and Far Eastern securities exchanges and OTC markets typically is completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio's NAV is not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.



     The Portfolio also may use fair value pricing, pursuant to board of trustees guidelines and under the ultimate supervision of the board of trustees if the value of a foreign security it holds is materially affected by events occurring before their pricing time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.



     When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

EXCESSIVE TRADING


     The Portfolio seeks to discourage abusive trading, which may include frequent trading or short-term trading. Abusive trading may interfere with the efficient management of the Portfolio, and may result in the Portfolio maintaining higher cash balances, utilizing a line of credit and engaging in additional Portfolio transactions. Increased Portfolio transactions and utilization of a line of credit could increase the Portfolio's operating costs and decrease its investment performance. Maintenance of high cash balances could result in lower Portfolio investment performance during periods of rising markets.



     The Portfolio discourages and does not accommodate frequent purchases and redemptions of the Portfolio's shares. Because of the potentially harmful effects of abusive trading, the Trust's board of trustees has approved fair valuation pricing procedures to reduce the arbitrage opportunities in the Portfolio. The Portfolio has not implemented redemption fees or transfer limits in reliance on the abusive trading policies and procedures implemented and maintained by the Participating Insurance Companies that have entered into participation agreements with the Portfolio.



     The Portfolio is sold exclusively as an underlying investment vehicle for insurance products offered to clients by Participating Insurance Companies. The Portfolio's ability to monitor and discourage abusive trading practices is limited. The Portfolio monitors aggregate trades placed by the separate accounts of the Participating Insurance Companies. So as to combat abusive trading, the Participating Insurance Companies may impose surrender charges, transfer processing fees and may make other reasonable efforts to monitor abusive trading in all separate accounts. The Participating Insurance Companies will work in tandem with the Portfolio to restrict access to clients engaging in inappropriate trading activities. Although the Portfolio will take steps to detect and deter abusive trading, there are no assurances that these policies and procedures will be effective in limiting abusive trading in all circumstances. Please refer to your Variable Contract or insurance product prospectus for details about whether and how restrictions and limitations on trading activity may be applied to your account and how such trading activity is monitored.


OTHER INFORMATION

     The Portfolio's shares can be purchased by Retirement Plans and by separate accounts of Participating Insurance Companies offering Variable Contracts. Individual variable annuity and variable life insurance contract holders are not the "shareholders" of the Portfolio. Rather, the separate accounts of the Participating Insurance Companies are the shareholders of the Portfolio. You cannot directly purchase shares of the Portfolio.

     Calamos Advisors and its affiliates, from their own resources, may make payments to certain intermediaries for administrative, marketing or distribution services. Please refer to the section entitled, "Payments to Intermediaries" in the Statement of Additional Information.

     Please read the prospectus for the Variable Contract that you want to purchase to learn about purchasing a contract. The Portfolio assumes no responsibility for such prospectuses.

     The Portfolio currently does not foresee any disadvantages to the holders of variable life insurance contracts and variable annuity contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the Trust's board of trustees intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

     The Portfolio intends to distribute to its shareholders substantially all of its net investment income and net realized capital gains. The Portfolio declares and pays dividends from net investment income quarterly, and pays any long-term capital gains annually.

TAXES

     The Trust intends that the Portfolio will continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Trust, please refer to the section entitled, "Taxation" in the Statement of Additional Information.

     For a discussion of the taxation of the Participating Insurance Companies and separate accounts, as well as the tax treatment of the Variable Contracts and the owners thereof, see the disclosure documents for the Variable Contracts. For information regarding the taxation of Retirement Plans, as well as the participants thereunder, see the plan administrator and plan documents for the Retirement Plan.

PLEASE CONSULT WITH YOUR TAX ADVISOR REGARDING YOUR
PARTICULAR TAX SITUATION.

     Shares of the Portfolio are owned by separate accounts of Participating Insurance Companies or by Retirement Plans. As the owners of a Variable Contract or as a participant in a Retirement Plan, you do not own the Portfolio's shares directly; therefore, the Portfolio's distributions are not likely to affect your tax situation. However, the separate accounts, in which you own a Variable Contract, may be affected by Portfolio distributions. Tax consequences to Variable Contract holders are described in the separate prospectuses issued by the Participating Insurance Companies.

     Portfolio distributions may be taxed as ordinary income or capital gains. Capital gains may be taxed at different rates depending on the length of time that the assets are held by the Portfolio. The Portfolio's distributions, whether received in cash or reinvested in additional Portfolio shares, may be subject to federal income tax.

                              FINANCIAL HIGHLIGHTS


     The table below is intended to help you understand the Portfolio's financial performance for the periods shown below. Certain information reflects financial results for a single Portfolio share. The Total Return figures show what an investor in the Portfolio would have earned if all dividends and distributions had been reinvested. The information for fiscal years ended December 31, 2005 and 2006 has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request. The financial highlights for the periods ended prior to December 31, 2005 were audited by another independent registered public accounting firm.


GROWTH AND INCOME PORTFOLIO               YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------


                                            2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 14.51    $ 13.98    $ 12.74    $ 10.46    $ 11.29
Income from investment operations:
  Net investment income (loss)                0.16       0.11       0.13       0.34       0.43
  Net realized and unrealized gain (loss)
    from investments and foreign currency
    transactions                              1.20       0.87       1.27       2.32      (0.89)
--------------------------------------------------------------------------------------------------
  Total from investment operations            1.36       0.98       1.40       2.66      (0.46)
Distributions:
  Dividends from net investment income       (0.29)     (0.33)     (0.16)     (0.38)     (0.37)
  Dividends from net realized gains          (1.19)     (0.12)        --         --         --
--------------------------------------------------------------------------------------------------
  Total distributions                        (1.48)     (0.45)     (0.16)     (0.38)     (0.37)
Net asset value, end of period             $ 14.39    $ 14.51    $ 13.98    $ 12.74    $ 10.46
Total return(a)                               9.45%      7.15%     11.10%     25.76%     (4.10)%
Ratios and supplemental data:
  Net assets, end of period (000)          $36,972    $35,796    $33,719    $22,368    $15,863
  Ratio of net expenses to average net
    assets                                    1.24%      1.27%      1.31%      1.47%      1.00%
  Ratio of net investment income to
    average net assets                        1.02%      0.76%      1.16%      3.11%      3.98%
  Ratio of gross expenses to average net
    assets prior to waiver of expenses by
    the Portfolio's investment adviser        1.24%      1.27%      1.31%      1.59%      1.78%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                      66.00%     69.69%     79.53%     68.46%     42.88%
--------------------------------------------------------------------------------------------------


(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares.

                                FOR MORE INFORMATION

     If you would like more information about the Portfolio, the following resources are available upon request, free of charge.

SHAREHOLDER REPORTS

     Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. The Portfolio's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION


     The Portfolio's statement of additional information (SAI) provides more detailed information about the Portfolio. The SAI, other than the Portfolio's financial statements, is incorporated herein by reference.


     You can get free copies of the Portfolio's reports and the SAI, request other information and discuss your questions about the Portfolio by contacting Calamos Advisors LLC at:

CALAMOS(R) ADVISORS LLC
2020 Calamos Court
Naperville, Illinois 60563


Telephone: 1.800.582.6959


     You can get more information regarding Calamos Advisors LLC on its Internet website at: http://www.calamos.com. Because the Portfolio is sold exclusively as an underlying investment vehicle for insurance products purchased by clients of Participating Insurance Companies, the Portfolio's SAI and annual and semi-annual reports are not available on Calamos Advisors' website.

     You can review the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR Database on the Commission's Internet website at:
http://www.sec.gov, or for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling or writing to:

Public Reference Section of the Commission
100 F Street, N.E.
Washington, D.C. 20549-0102

Telephone: 1.202.942.8090


     This prospectus is intended for use in connection with Variable Contracts or Retirement Plans.

Investment Company Act file no. 811-09237

STATEMENT OF ADDITIONAL INFORMATION                                  May 1, 2007


                            CALAMOS(R) ADVISORS TRUST

CALAMOS(R) GROWTH AND INCOME PORTFOLIO

2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Toll Free: (800) 823-7386


This Statement of Additional Information relates to CALAMOS(R) Growth and Income Portfolio (the "Portfolio"), which is a series of Calamos Advisors Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Portfolio's prospectus dated the same date as this Statement of Additional Information and any supplements thereto. The prospectus may be obtained without charge by writing or telephoning the Portfolio at the address or telephone numbers set forth above. Audited financial statements for the Portfolio for the fiscal year ended December 31, 2006 are incorporated herein by reference from the Trust's annual report to shareholders.


The Portfolio is currently available for sale to the separate accounts of certain life insurance companies ("Participating Insurance Companies") offering variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and may be offered to certain types of pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis ("Retirement Plans") as described in the prospectus.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
The Trust and the Portfolio..............................................     2
Investment Strategies and Risks..........................................     2
Investment Restrictions..................................................    18
Management...............................................................    21
Investment Advisory Services.............................................    29
Team Approach to Management..............................................    30
Purchasing and Redeeming Shares..........................................    32
Distributor..............................................................    34
Portfolio Transactions...................................................    34
Taxation.................................................................    36
Certain Shareholders.....................................................    37
Payments to Intermediaries...............................................    37
Custodian and Transfer Agent.............................................    37
Independent Registered Public Accounting Firm............................    38
Shareholder Information..................................................    38
Financial Statements.....................................................    39
Appendix -- Description of Bond Ratings..................................   A-1

                           THE TRUST AND THE PORTFOLIO

The Portfolio is a series of the Trust, which was organized as a Massachusetts business trust on February 17, 1999. The Portfolio is an open-end, diversified management investment company that seeks high long-term total return through growth and current income.

The prospectus contains information concerning the Portfolio's investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Portfolio and their associated risks.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements, and should be read in conjunction with the discussion of the Portfolio's investment objectives, strategies and risks that are described in the prospectus.

As described in the prospectus, the Portfolio invests primarily in a diversified portfolio of convertible, fixed-income and equity securities, with emphasis on both capital appreciation and current income.

     CONVERTIBLE SECURITIES


Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.


The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security's value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security's conversion value is substantially below its investment value, the convertible security's price is governed principally by its investment value. If a convertible security's conversion value increases to a point that approximates or exceeds its investment value, the convertible security's value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer's assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

     EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights and depositary receipts. An investment in a company's equity securities represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the financial success or failure of any company in which it has an equity interest. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments.

Preferred stocks involve credit risk, which is the risk that a preferred stock in the Portfolio's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock that is deferring its distributions, the Portfolio may be required to report income for tax purposes while it is not receiving income from that stock. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer's call. In the event of a redemption, the Portfolio may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods.

Mid-sized and small company stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of these company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

     DEBT SECURITIES


In pursuing its investment objective, the Portfolio may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's")) and securities that are not rated but are considered by Calamos Advisors LLC ("Calamos Advisors"), the Portfolio's investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by the Portfolio or the portion of the Portfolio's assets that may be invested in debt securities in a particular rating category, except that the Portfolio will not acquire a security rated below C.



Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


Achievement by the Portfolio of its investment objectives will be more dependent on Calamos Advisors' credit analysis than would be the case if the Portfolio were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     SYNTHETIC CONVERTIBLE INSTRUMENTS


The Portfolio may establish a "synthetic" convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic convertible instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.



More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Portfolio's investment objective. A synthetic convertible instrument also is a more flexible instrument in that its two components may be purchased separately. For example, the Portfolio may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.



A holder of a synthetic convertible instrument faces the risk of a decline in the price of the fixed-income security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.


The Portfolio may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.


     RULE 144A SECURITIES



The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Portfolio, under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "Securities Act"). Calamos Advisors, under the supervision of the Trust's board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to the Portfolio's restriction of investing no more than 10% its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisers may consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


     FOREIGN SECURITIES


The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a U.S. person, but may include foreign securities in the form of European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Portfolio is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Portfolio's investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")


Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.


Although the Portfolio intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.


The Portfolio expects that substantially all of its foreign investments will be in developed nations. However, the Portfolio may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.


     CURRENCY EXCHANGE TRANSACTIONS

The Portfolio may enter into currency exchange transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Portfolio may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The Portfolio may not engage in "speculative" currency exchange transactions.


If the Portfolio enters into a forward contract, its custodian will segregate liquid assets of the Portfolio having a value equal to the Portfolio's commitment under such forward contract from day to day, except to the extent that the Portfolio's forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Portfolio may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.


It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.


If the Portfolio retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.

Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.


     SYNTHETIC FOREIGN MONEY MARKET POSITIONS

The Portfolio may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Portfolio may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and
(b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

     LENDING OF PORTFOLIO SECURITIES


In seeking to earn additional income, the Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but could call the loan to permit voting of the securities. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio's securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Portfolio lends securities.


     REPURCHASE AGREEMENTS


As part of its strategy for the temporary investment of cash, the Portfolio may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities, provided that the Portfolio may not invest more than 10%, of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when the Portfolio purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Portfolio holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Portfolio to earn interest on assets awaiting long term investment. The Portfolio requires continuous maintenance by the custodian for the Portfolio's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks,

Calamos Advisors will monitor the creditworthiness of the firms with which the Portfolio enters into repurchase agreements.


     OPTIONS ON SECURITIES, INDEXES AND CURRENCIES


The Portfolio may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. The Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.



A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.



The Portfolio may purchase and sell (write) exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


OTC options are purchased from or sold to sellers or purchasers ("Counterparties") through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the "Commission") currently takes the position that OTC options purchased by a portfolio, and portfolio securities "covering" the amount of a portfolio's obligation pursuant to an OTC option sold by it or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money" are illiquid, and are subject to a portfolio's limitation on investing no more than 10% of its net assets in illiquid securities.



The Portfolio may also purchase and sell (write) options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Portfolio will sell (write) call options and put options only if they are "covered." For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.


OTC options entered into by the Portfolio and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Portfolio sells (writes) these instruments, it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors' objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Portfolio's ability to utilize options successfully will depend on Calamos Advisors' ability to predict pertinent market investments, which cannot be assured.


The Portfolio's ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Portfolio were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Portfolio foregoes, during the option's life, the opportunity to profit from any currency appreciation.


The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


The Portfolio may purchase and sell (write) call options on securities indices and currencies. All calls sold by the Portfolio must be "covered." Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold the security or instrument that it might otherwise have sold. The Portfolio may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Portfolio may be required to buy the underlying index or currency at a disadvantageous price above the market price. The Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors of the obligation that have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos Advisors.





     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the S&P 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. The Portfolio may enter into such contract if, in Calamos Advisors' opinion, such contract meets the Portfolio's investment parameters.


----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase the Portfolio's exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.


The Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on Calamos Advisors correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.


When the Portfolio makes a purchase or sale of a futures contract, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Portfolio's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Portfolio will mark-to-market its open futures positions.


The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Portfolio.


Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio engaging in the transaction realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio engaging in the transaction realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.



     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Portfolio's holdings, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


     LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, the Portfolio may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Portfolio's investment objective.


The Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Portfolio's total assets.

When purchasing a futures contract or writing a put option on a futures contract, the Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Portfolio.

The Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


The Portfolio may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. The Portfolio has claimed exclusion from the definition of "commodity pool operator" adopted by the CFTC and the National Futures Association. The Trust, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.


----------
(2) A call option is "in-the-money" to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     TAXATION OF OPTIONS AND FUTURES. If the Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by the Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If the Portfolio writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

For federal income tax purposes, the Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the
Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If the Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Portfolio's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.


In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from the types of futures (or futures options) contracts in which the Portfolio may invest will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


----------
(3) An equity option is an option to buy or sell stock, and any other option whose value is determined by reference to an index of stocks of a type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). An option on a broad-based stock index (such as the S&P 500 index) is not an equity option.

The Portfolio distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders are advised of the nature of the payments.

     WARRANTS


The Portfolio may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.


     SHORT SALES


The Portfolio may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in its portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline, and involves the sale of securities that the Portfolio does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Portfolio will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Portfolio must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Portfolio, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Portfolio delivers to it the securities sold short. In addition, the Portfolio is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.


To secure its obligation to deliver to the broker-dealer the securities sold short, the Portfolio must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Portfolio will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

The Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Portfolio receives the proceeds of the short sale. The Portfolio will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The Portfolio will realize a gain if the price of the securities decline between the date of the short sale and the date on which the Portfolio purchases securities to replace the borrowed securities. On the other hand, the Portfolio will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Portfolio may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.


There is also a risk that securities borrowed by the Portfolio and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the Portfolio might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

Rule 10a-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.



The Portfolio may also make short sales "against the box," meaning that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale "against the box" would be made in anticipation of a decline in the market price of the securities sold short. Short sales "against the box" result in a "constructive sale" and require the Portfolio to recognize any taxable gain unless an exception to the constructive sale rule applies.


The Portfolio will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

In addition to enabling the Portfolio to hedge against market risk, short sales may afford the Portfolio an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Portfolio's short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that they will be able to enter into such arrangements to the desired degree.

     SWAPS, CAPS, FLOORS AND COLLARS


The Portfolio may enter into interest rate, currency, index, credit default and other swaps and purchase or sell related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed-income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.



The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     STRUCTURED PRODUCTS

The Portfolio may invest in interests of entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The term "structured products" as used herein excludes synthetic convertible instruments. See "Investment Strategies and Risks -- Synthetic Convertible Instruments." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products that represent derived investment positions based on relationships among different markets or asset classes.

The Portfolio also may invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on a structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Portfolio's limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently may not be an active trading market for structured products. As a result, certain structured products in which the Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.


     "WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS



The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when issued or delayed-delivery basis.


The Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when the Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.


     REAL ESTATE INVESTMENT FUNDS ("REITS") AND ASSOCIATED RISK FACTORS


REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. A REIT is generally classified as an equity REIT, a mortgage REIT or a combination of an equity and mortgage REIT. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Portfolio indirectly will bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.


REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Stock Index.

     ILLIQUID SECURITIES

The Portfolio may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Portfolio's holdings, and the Portfolio might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Portfolio is required to have restricted securities held by it registered prior to sale by the Portfolio and the Portfolio does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Portfolio's investment in restricted securities.

     TEMPORARY INVESTMENTS


The Portfolio may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

     PORTFOLIO TURNOVER


Although the Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Portfolio would result in increased transaction expense, which must be borne by the Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for the Portfolio is shown under "Financial Highlights" in the prospectus. A portfolio turnover rate of 100% would mean that the Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period.


                             INVESTMENT RESTRICTIONS

The Portfolio operates under the following investment restrictions. The Portfolio may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v) make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements or
     (c) lending portfolio securities;

(vi) invest more than 10% of the Portfolio's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii) borrow, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Portfolio's total assets at the time of the borrowing, and (b) enter into transactions in options, futures and options on futures(4);

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities(5); or

(ix) issue any senior security, except to the extent permitted under the 1940 Act(6).

The above restrictions are fundamental policies and may not be changed without the approval of a "majority" of the outstanding shares of the Portfolio, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Portfolio may not:

(a) invest in shares of other open-end investment companies, except as permitted by the 1940 Act(7);

(b)  invest in companies for the purpose of exercising control or management;

(c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d) make short sales of securities, except that the Portfolio may make short sales of securities (i) if the Portfolio owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person).

Restrictions (a) through (e) may be changed by the board of trustees without shareholder approval.

Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

In addition, pursuant to state insurance laws, the Portfolio is subject to the following guidelines, which may also be changed by the board of trustees:

     The Portfolio will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Portfolio's net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

     The Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that the Portfolio may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

     The Portfolio may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Portfolio's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Portfolio will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

     The Portfolio may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

----------
(4) State insurance laws currently restrict the Portfolio's borrowing to facilitate redemptions to no more than 25% of the Portfolio's net assets. The Portfolio does not intend to purchase securities when its borrowings exceed 5% of total assets.

(5) The SEC staff has taken the position that an investment company may not invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers of a particular industry. The Portfolio intends to comply with the staff's interpretation of the industry concentration requirement.

(6) Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

(7) The Portfolio intends to limit its investment in other investment companies so that, as determined immediately after the Portfolio invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Portfolio. Currently, under the 1940 Act, an investment company is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any registered open-end investment company (such as the Portfolio) whose shares are acquired by another registered open-end investment company that is part of the same group of investment companies in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

                                   MANAGEMENT

     TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the Trust's management, including general supervision of the duties performed for the Portfolio under the Investment Management Agreement. Each trustee elected will hold office for the lifetime of the Trust or until his or her earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which he or she first became a trustee of the Trust. Each trustee oversees one portfolio of the Trust.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:


                               POSITION(S) HELD WITH         NUMBER OF PORTFOLIOS             PRINCIPAL OCCUPATION(S)
   NAME AND AGE AT          TRUST AND DATE FIRST ELECTED        IN FUND COMPLEX             DURING THE PAST 5 YEARS AND
    MARCH 31, 2007             OR APPOINTED TO OFFICE         OVERSEEN BY TRUSTEE             OTHER DIRECTORSHIPS HELD
---------------------   ----------------------------------   --------------------   ------------------------------------------
John P. Calamos, Sr.,   Trustee and President (since 1999)            16            Chairman, CEO, and Co-Chief Investment
66*                                                                                 Officer, Calamos Asset Management, Inc.
                                                                                    ("CAM"), Calamos Holdings LLC ("CHLLC"),
                                                                                    Calamos Advisors  LLC and its predecessor
                                                                                    ("Calamos Advisors") and Calamos Financial
                                                                                    Services LLC and its predecessor ("CFS");
                                                                                    Director, CAM





TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:


                               POSITION(S) HELD WITH         NUMBER OF PORTFOLIOS             PRINCIPAL OCCUPATION(S)
   NAME AND AGE AT          TRUST AND DATE FIRST ELECTED        IN FUND COMPLEX             DURING THE PAST 5 YEARS AND
    MARCH 31, 2007             OR APPOINTED TO OFFICE         OVERSEEN BY TRUSTEE             OTHER DIRECTORSHIPS HELD
---------------------   ----------------------------------   --------------------   ------------------------------------------
Joe F. Hanauer, 69      Trustee (since 2001)                          16            Private investor; Director, MAF Bancorp
                                                                                    (bank holding company); Chairman and
                                                                                    Director, Move, Inc. (internet provider of
                                                                                    real estate information and products);
                                                                                    Director, Combined Investments, L.P.
                                                                                    (investment management)

Weston W. Marsh, 56     Trustee (since 2002)                          16            Of Counsel and, prior thereto, Partner,
                                                                                    Freeborn & Peters (law firm)

                               POSITION(S) HELD WITH         NUMBER OF PORTFOLIOS             PRINCIPAL OCCUPATION(S)
   NAME AND AGE AT          TRUST AND DATE FIRST ELECTED        IN FUND COMPLEX             DURING THE PAST 5 YEARS AND
    MARCH 31, 2007             OR APPOINTED TO OFFICE         OVERSEEN BY TRUSTEE             OTHER DIRECTORSHIPS HELD
---------------------   ----------------------------------   --------------------   ------------------------------------------
John E. Neal, 57        Trustee (since 2001)                          16            Private investor; Managing Director, Banc
                                                                                    One Capital Markets, Inc. (investment
                                                                                    banking) (2000-2004); Director, Focused
                                                                                    Health Services (private disease management
                                                                                    company), Equity Residential
                                                                                    (publicly-owned REIT), Ranir LLC (oral
                                                                                    products company) and CBA Commercial
                                                                                    (commercial mortgage securitization
                                                                                    company); Partner, Private Perfumery LLC
                                                                                    (private label perfume company) and Linden
                                                                                    LLC (health care private equity)

William R. Rybak, 56    Trustee (since 2002)                          16            Private investor; formerly Executive Vice
                                                                                    President and Chief Financial Officer, Van
                                                                                    Kampen Investments, Inc. and subsidiaries
                                                                                    (investment manager); Director, Howe Barnes
                                                                                    Hoefer Arnett, Inc. (investment services
                                                                                    firm) and PrivateBancorp, Inc. (bank
                                                                                    holding company); Trustee, JNL Series
                                                                                    Trust, JNL Investors Series Trust, JNL
                                                                                    Variable Fund LLC and JNLNY Variable Fund I
                                                                                    LLC**

Stephen B. Timbers,     Trustee (since 2004); Lead                    16            Private investor; formerly Vice Chairman,
62                      Independent Trustee (since 2005)                            Northern Trust Corporation (bank holding
                                                                                    company); formerly President and Chief
                                                                                    Executive Officer, Northern Trust
                                                                                    Investments, N.A. (investment manager);
                                                                                    formerly President, Northern Trust Global
                                                                                    Investments, a division of Northern Trust
                                                                                    Corporation and Executive Vice President,
                                                                                    The Northern Trust Corporation; formerly,
                                                                                    Director, Northern Trust Securities, Inc.

David D. Tripple, 63    Trustee (since 2006)                          16            Private investor; Trustee, Century Shares
                                                                                    Trust and Century Small Cap Select
                                                                                    Fund***



----------
* Mr. Calamos is an "interested person" of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services LLC.



**   Overseeing 91 portfolios in fund complex.



***  Overseeing two portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.


OFFICERS. The preceding table gives more information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.



     NAME AND AGE AT            POSITION(S) HELD WITH TRUST AND          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
     MARCH 31, 2007        DATE FIRST ELECTED OR APPOINTED TO OFFICE              AND OFFICE DIRECTORSHIPS HELD
------------------------   -----------------------------------------   --------------------------------------------------
Nimish S. Bhatt, 43        Treasurer (since 2004)                      Senior Vice President and Director of Operations,
                                                                       CAM, CHLLC, Calamos Advisors and CFS (since 2004);
                                                                       Senior Vice President, Alternative Investments and
                                                                       Tax Services, the BISYS Group, Inc., prior thereto

Nick P. Calamos, 45*       Vice President (since 1999)                 Senior Executive Vice President and Co-Chief
                                                                       Investment Officer, CAM, CHLLC, Calamos Advisors
                                                                       and CFS

Patrick H. Dudasik, 51     Vice President (since 2001)                 Executive Vice President, Chief Financial Officer and
                                                                       Treasurer, CAM and CHLLC (since 2004), Calamos Advisors
                                                                       and CFS (since 2001); Chief Operating Officer, CAM, CHLLC
                                                                       and CFS (since 2007); Administrative Officer, CAM and CHLLC
                                                                       (2004-2005), Calamos Advisors and CFS (2001-2005)

James S. Hamman, Jr., 37   Secretary (since 1999)                      Executive Vice President, Secretary and General
                                                                       Counsel, Calamos Advisors; Chief Compliance Officer
                                                                       of the Trust (2004-2005)

Mark J. Mickey, 55         Chief Compliance                            Chief Compliance Officer, Calamos Funds (since
                           Officer (since 2005)                        2005) and Chief Compliance Officer, Calamos
                                                                       Advisors (2005-2006); Director of Risk Assessment
                                                                       and Internal Audit, Calamos Advisors (2003-2005);
                                                                       President, Mark Mickey Consulting (2002-2003)




* Nick P. Calamos resigned from the board of trustees effective June 28, 2006.


The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's board of trustees currently has six standing committees:



Executive Committee. Messrs. Calamos and Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.
Mr. Calamos is an interested trustee of the Trust.



Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust's series in accordance with such series' distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.



Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Portfolio's audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.



Valuation Committee. Messrs. Marsh, Timbers and Tripple serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust's valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.



Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Portfolio, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee's charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.



A Portfolio shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:


- the number and class of all shares of the Trust's series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

- a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

- information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

- the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

- a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

- the class or series and number of all shares of the Trust's series owned of record or beneficially by the candidate, as reported by the candidate; and

- such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee's chairman or by legal counsel to the non-interested trustees, the Trust's Secretary will promptly forward all shareholder recommendations to the governance committee's chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.


In addition to the above committees, there is a pricing committee, appointed by the board of trustees comprised of officers of the Portfolio and employees of Calamos Advisors.


The Portfolio's Agreement and Declaration of Trust provides that the Portfolio will indemnify the trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Portfolio, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolio or that such indemnification would relieve any officer or trustee of any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


During the fiscal year ended December 31, 2006, the Trust's board of trustees held five meetings, the audit committee held five meetings, the governance committee held four meetings, and the executive committee did not hold any meetings but did take action by written consent on five occasions. All of the trustees and committee members then serving attended at least 75% of the meetings of each board of trustees and applicable committees held during each such fiscal year.




TRUSTEE COMPENSATION. Mr. Calamos, the trustee who is an "interested person" of the Trust, does not receive compensation from the Trust. Although they are compensated, the noninterested trustees do not receive any pension or retirement benefits from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 2006 to each of the current trustees.



                             AGGREGATE      TOTAL COMPENSATION
                           COMPENSATION        FROM CALAMOS
NAME                      FROM THE TRUST+     FUND COMPLEX+*
----                      ---------------   ------------------
John P. Calamos, Sr.       $      0             $      0
Joe F. Hanauer                1,843              105,500
Weston W. Marsh               1,899              108,500
John E. Neal                  2,182              124,750
William R. Rybak              2,040              116,625
Stephen B. Timbers            2,599              148,500
David D. Tripple              1,899              108,500



+ Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the trustee. As of December 31, 2006, the value of Mr. Neal's deferred compensation accounts was $413,387 and the value of Mr. Marsh's deferred compensation accounts was $242,440.



* The Calamos Fund Complex includes the Portfolio, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, and each series of Calamos Investment Trust. As of December 31, 2006, the Calamos Fund Complex consisted of 15 portfolios.







Beginning on November 1, 2006, the compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $6,000 for any board meeting attended in person, $3,000 for any board meeting attended by telephone and $3,000 for any committee meeting attended in person or by telephone.



The Trust has adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.



     CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC ("CFS"), the Portfolio's distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     PROXY VOTING PROCEDURES. The Portfolio has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees' general oversight. The Portfolio expects Calamos Advisors to vote proxies related to the Portfolio's portfolio securities for which the Portfolio has voting authority consistent with the Portfolio's best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the "Policies"). The Policies address, among other things, conflicts of interest that may arise between the Portfolio's interests, and the interests of Calamos Advisors and its affiliates.



The following is a summary of the Policies used by Calamos Advisors in voting proxies.



To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.



In general, if Calamos Advisors believes that a company's management and board have interests sufficiently aligned with the Portfolio's interest, Calamos Advisors will vote in favor of proposals recommended by the company's board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.


Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Portfolio in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Portfolio. These procedures provide that the Committee, along with Calamos Advisors' Legal and Compliance Departments, will examine conflicts of interests with the Portfolio of which Calamos Advisors is aware and seek to resolve such conflicts in the Portfolio's best interests, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

You may obtain a copy of the Policies by calling (800) 582-6959, by visiting the Portfolio's website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, or by visiting the Commission's website at www.sec.gov.

You may obtain a copy of the Portfolio's proxy voting record for the last twelve-month period ended June 30 (i) on the Commission's website at www.sec.gov; and (ii) without charge, upon request, by calling (800) 582-6959.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, Calamos Advisors and CFS have adopted policies and procedures to govern the disclosure of portfolio security holdings. Each considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Portfolio's shareholders, on the one hand, and those of Calamos Advisors or CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees, Calamos Advisors and CFS determined that the Portfolio has a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

Disclosure to the Public. A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter. In addition, a complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 30 days after such quarter. The information relating to both the preceding fiscal quarter and the preceding calendar quarter will be posted on www.calamos.com.



A subset of the Portfolio's security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end. This information will be posted on www.calamos.com pursuant to the procedures.



     NON-PUBLIC DISCLOSURE



Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody's, Morningstar, Inc. ("Morningstar"), and Lipper, Inc. ("Lipper"), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of April 1, 2007, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: S&P, Morningstar, Lipper, Bloomberg LP, Thompson Financial Group, LLC, Vickers Stock Research Corporation, and CapitalBridge, Inc.



Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when the Portfolio has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party's need for the information. Third parties include, but are not limited to, the Portfolio's investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of April 1, 2007, the following parties receive non-public portfolio security holdings disclosure:
Calamos Advisors, CFS, State Street Bank & Trust Company, The Bank of New York Company, Inc., US Bancorp Fund Services LLC, Deloitte & Touche LLP, Wall Street Concepts, Inc., and Bell, Boyd & Lloyd LLP. The third parties have a duty to keep the Portfolio's non-public information confidential either through written contractual arrangements with the Portfolio or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Portfolio, which includes a duty of confidentiality and a duty to refrain from trading on non-public information.



The Portfolio may be harmed if the service providers breach any non-contractual duty to keep the Portfolio's non-public information confidential as the Portfolio may have no contractual remedies or recourse against such breaching parties.



In certain circumstances, Calamos Advisors may disclose portfolio security holdings information on an accelerated basis (prior to disclosure of the information to the public) and outside of an ongoing arrangement, with the authorization of Calamos Advisors' General Counsel or the Trust's Chief Compliance Officer, when a legitimate business purpose exists for disclosing such information. For example, from time to time Calamos Advisors may receive requests for proposals (RFPs) from consultants or potential clients that request information about the Portfolio's holdings prior to disclosure of the information to the public. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where Calamos Advisors has reason to believe that the data will be used only for legitimate business purposes and not for trading.



In addition, the Portfolio, Calamos Advisors, CFS and the Portfolio's administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Portfolio's assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer's obligation and/or foreign custodian's fiduciary duty not to disclose or use material, non-public information concerning the Portfolio's portfolio security holdings without the consent of the Portfolio or its agents. Any such disclosure must be approved in writing by Calamos Advisors' General Counsel or, in his absence, the Trust's Chief Compliance Officer.

Disclosures required by Applicable Law. The Portfolio, Calamos Advisors and CFS may disclose portfolio security holdings information of the Portfolio as may be required by applicable law, rule, regulation or court order. Any officer of the Portfolio, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.



As part of the Portfolio's compliance program under Rule 38a-1 under the 1940 Act, the Trust's Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.


The Portfolio, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.


     SHARE OWNERSHIP. As a group, the trustees and officers did not beneficially own shares of the Portfolio as of March 31, 2007. The following table shows the dollar range of values of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of the Trust in the Portfolio, and in the Calamos Fund Complex, as of December 31, 2006.



                                               AGGREGATE DOLLAR RANGE OF
                                            EQUITY SECURITIES BENEFICIALLY
                       DOLLAR RANGE       OWNED IN ALL REGISTERED INVESTMENT
                   OF EQUITY SECURITIES    COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE     BENEFICIALLY OWNED         THE CALAMOS FUND COMPLEX
---------------    --------------------   ----------------------------------
John Calamos (1)           None                  over $100,000
Joe Hanauer                None                  over $100,000
Weston Marsh               None                  over $100,000
John Neal                  None                  over $100,000
William Rybak              None                  over $100,000
Stephen Timbers            None                  over $100,000
David Tripple              None                  over $100,000


----------
(1)  Indicates an "interested person" of the Trust, as defined in the 1940 Act.


No trustee who is not an interested person of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or the Distributor.


                          INVESTMENT ADVISORY SERVICES


Investment management and administrative services are provided to the Portfolio by Calamos Advisors pursuant to an Investment Management Agreement (the "Agreement") dated May 1, 1999. The Trust pays Calamos Advisors a fee accrued daily and paid monthly at the annual rate of .75% of average daily net assets. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under "Management of the Portfolio." Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.



During the periods shown below, the Portfolio paid total advisory fees to Calamos Advisors as follows:



                                      FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                      DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2004
                                      -----------------   -----------------   -----------------
Calamos Growth and Income Portfolio
   Advisory Fee                            $274,620            $255,955            $209,932
   Waiver or Reimbursement                 $     --            $     --            $     --
   Net Fee                                 $274,620            $255,955            $209,932

The Agreement will remain in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Portfolio, and
(2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The use of the name "Calamos" in the name of the Trust and in the name of the Portfolio is pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Portfolio.


     EXPENSES. The Portfolio pays all its own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Portfolio's organization and registration and qualification of the Portfolio and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; and (x) brokerage commissions and other transaction-related costs.






                           TEAM APPROACH TO MANAGEMENT



CALAMOS ADVISORS employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the "Co-CIOs"), senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John P. Calamos, Sr., Co-CIO of CALAMOS ADVISORS, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of CALAMOS ADVISORS, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts. The Co-CIOs and senior strategy analysts are referred to collectively as "Team Leaders."



The Team Leaders also have responsibility for the day-to-day management of accounts other than the Portfolio. Information regarding these other accounts for the periods indicated is set forth below.









                                               NUMBER OF OTHER ACCOUNTS MANAGED AND
                                           ASSETS BY ACCOUNT TYPE AS DECEMBER 31, 2006*
                        ---------------------------------------------------------------------------------
                                REGISTERED                 OTHER POOLED
                                INVESTMENT                  INVESTMENT                    OTHER
                                 COMPANIES                   VEHICLES                   ACCOUNTS
                        --------------------------   -----------------------   --------------------------
TEAM LEADER             ACCOUNTS        ASSETS       ACCOUNTS      ASSETS      ACCOUNTS        ASSETS
-----------------       --------   ---------------   --------   ------------   --------   ---------------
John P. Calamos, Sr.     19        $33,934,588,250       3       $163,573,709    23,596   $11,413,038,042
Nick P. Calamos          19         33,934,588,250       3        163,573,709    23,596    11,413,038,042
John P. Calamos, Jr.      7         18,507,267,030       2         95,385,068    23,596    11,413,038,042
John Hillenbrand         19         32,985,586,006       2        151,159,575    23,596    11,413,038,042
Steve Klouda             19         32,985,586,006       2        151,159,575    23,596    11,413,038,042
Jeff Scudieri            19         32,985,586,006       2        151,159,575    23,596    11,413,038,042
Jon Vacko                19         32,985,586,006       2        151,159,575    23,596    11,413,038,042

                                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY
                                    FEE IS PERFORMANCE BASED AS OF DECEMBER 31, 2006
                        ------------------------------------------------------------------------
                               REGISTERED              OTHER POOLED
                               INVESTMENT               INVESTMENT                 OTHER
                               COMPANIES                 VEHICLES                 ACCOUNTS
                        -----------------------   ----------------------   ---------------------
TEAM LEADER             ACCOUNTS      ASSETS      ACCOUNTS      ASSETS     ACCOUNTS     ASSETS
-----------------       --------   ------------   --------   -----------   --------   ----------
John P. Calamos, Sr.         1     $331,261,623        2     $95,385,068        1     $9,202,372
Nick P. Calamos              1      331,261,623        2      95,385,068        1      9,202,372
John P. Calamos, Jr.      None             None        2      95,385,068        1      9,202,372
John Hillenbrand             1      331,261,623        1      82,970,934        1      9,202,372
Steve Klouda                 1      331,261,623        1      82,970,934        1      9,202,372
Jeff Scudieri                1      331,261,623        1      82,970,934        1      9,202,372
Jon Vacko                    1      331,261,623        1      82,970,934        1      9,202,372



* Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.



The Portfolio's Team Leaders are responsible for managing both the Portfolio and other accounts, including separate accounts and unregistered funds.



Other than potential conflicts between investment strategies, the side-by-side management of both the Portfolio and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Portfolio and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Portfolio in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.



A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.



The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to unrealized appreciation as well as realized gains in the client's account.



As of December 31, 2006, Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Asset Management, Inc. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. Also, due to the ownership and executive management positions with Calamos Advisors and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr., Nick P. Calamos and

John P. Calamos, Jr. For 2006, the additional corporate objectives were: marketing effectiveness, as measured by redemption rate compared to an absolute target; advisory fee revenues, measured by growth in revenues; operating efficiencies, as measured by operating margin percentage compared to a ranking of the top operating margins of companies in the industry; and stock price performance.



As of December 31, 2006, John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.



The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders' compensation structure does not differentiate between the Portfolio and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors.



All Team Leaders are eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are each set at a percentage of the Team Leaders' respective base salaries.



Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.



At December 31, 2006, no Team Leader beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Portfolio.





                         PURCHASING AND REDEEMING SHARES

Shares of the Portfolio may not be purchased or redeemed directly by individual Variable Contract owners. Purchases and redemptions are discussed in the prospectus. The Portfolio may suspend the right of redemption during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or that exchange is closed for other than customary weekend and holiday closings,
(b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of the Portfolio's securities or valuation of the net assets of the Portfolio not reasonably practicable.

Because shares of the Portfolio are offered to separate accounts supporting variable annuity contracts and separate accounts supporting variable life insurance contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity contracts and owners of variable life insurance contracts. Likewise, in the event that shares of the Portfolio are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interest of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable annuity contracts or variable life insurance contracts arising from the fact that shares of the Portfolio might be held by such entities. The Trust's board of trustees, however, will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

     ANTI-MONEY LAUNDERING COMPLIANCE

The Portfolio is required to comply with various anti-money laundering laws and regulations. Consequently, the Portfolio may request additional information to verify a shareholder's identity. If at any time the Portfolio believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Portfolio may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Portfolio also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Portfolio to inform the shareholders that it has taken the actions described above. The Participating Insurance Companies must also comply with anti-money laundering laws. Please refer to your insurance company contract or insurance product prospectus for details on additional anti-money laundering procedures that may apply to your account.


     NET ASSET VALUE. The Portfolio's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern
Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.



The Portfolio's NAV per share is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Portfolio, less its liabilities, by the number of Portfolio shares outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on days when the Portfolio does not price its shares, the Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.



     VALUATION PROCEDURES. The valuation of the Portfolio's portfolio securities is in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the board of trustees.


     Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Portfolio determines its NAV. Securities traded in the OTC market and quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Portfolio determines its NAV.


When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations, in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.



Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Portfolio determines its NAV, or, when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio's NAV is not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to board of trustees guidelines and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the Portfolio's pricing time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.



When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.


     REDEMPTION-IN-KIND

The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of liquid securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

                                   DISTRIBUTOR


CFS, a broker-dealer, serves as distributor for the Portfolio, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Portfolio without any charge to the Portfolio or Participating Insurance Companies or Retirement Plans purchasing the Portfolio's shares. However, each Variable Contract imposes its own charges and fees on owners of the Variable Contract and may impose such charges on participants in a Retirement Plan. CFS is also responsible for all expenses incurred in connection with its performance of services for the Portfolio, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS has the exclusive right to distribute shares of the Portfolio and the shares are offered on a continuous basis. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.


                             PORTFOLIO TRANSACTIONS


Calamos Advisors is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.



Portfolio transactions on behalf of the Portfolio effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Portfolio pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Portfolio pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Portfolio the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.




In allocating the portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors' own efforts in performing its duties under the management agreement. As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Portfolio may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Portfolio, to the extent permitted by law, through broker-dealers affiliated with the Portfolio, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Portfolio if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Portfolio.



In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Portfolio. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.



For the fiscal years-ended December 31, 2004, 2005 and 2006, the following table shows information regarding portfolio transactions for the Portfolio. During those years, the Portfolio did not execute any trades through or pay any commissions to CFS.



                                   AGGREGATE
                   AGGREGATE       BROKERAGE
               PRINCIPAL AMOUNT   COMMISSIONS
 YEAR ENDED    OF ALL PORTFOLIO   PAID TO ALL
DECEMBER 31,     TRANSACTIONS       BROKERS*
------------   ----------------   -----------
2004              $51,481,024       $24,264
2005              $45,607,585       $17,082
2006              $46,215,083       $18,871



----------
* Excluding the gross underwriting spread on securities purchased in underwritten public offerings.



During the fiscal year ended December 31, 2006, the Portfolio paid $2,207 in brokerage commissions to brokers who furnished research services to the Portfolio for transactions that totaled $2,446,025.

During the fiscal year ended December 31, 2006, the Portfolio acquired securities of certain of the Portfolio's regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent entities. The following table lists the name of those brokers or dealers and the value of the Portfolio's aggregate holdings of the securities of that party as of December 31, 2006.



BROKER OR DEALER                 AGGREGATE VALUE OF SECURITIES HELD
----------------                 ----------------------------------
Merrill Lynch                                 $1,211,847
Goldman Sachs & Co.                           $  637,920
Bank of America Securities LLC                $  240,255
Wachovia Securities LLC                       $  315,250
Morgan Stanley/Dean Witter                    $  155,391


                                    TAXATION

The following is only a summary of certain tax considerations. The summary is not intended to present a detailed explanation or as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situations.


SHARES OF THE PORTFOLIO ARE OFFERED TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES THAT FUND VARIABLE CONTRACTS AND MAY BE OFFERED TO CERTAIN RETIREMENT PLANS. SEE THE DISCLOSURE DOCUMENTS FOR THE VARIABLE CONTRACTS OR THE PLAN DOCUMENTS (INCLUDING THE SUMMARY PLAN DESCRIPTION) FOR THE RETIREMENT PLANS FOR A DISCUSSION OF THE SPECIAL TAXATION OF INSURANCE COMPANIES WITH RESPECT TO THE SEPARATE ACCOUNTS AND THE VARIABLE CONTRACTS, AND THE HOLDERS THEREOF, OR THE SPECIAL TAXATION OF RETIREMENT PLANS AND THE PARTICIPANTS THEREIN. The Portfolio intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.



The Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities such that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio must not hold through such other securities more than 10% of the outstanding voting stock of any issuer, and (b) the Portfolio must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.


In order to maintain the qualification of the Portfolio's status as a regulated investment company, the Trust may, in its business judgment, restrict the Portfolio's ability to enter into stock index futures contracts or options on such futures contracts or engage in short-term trading and transactions in securities (including stock index futures contracts and options on such futures contracts). For the same reason, the Trust may, in its business judgment, require the Portfolio to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

To permit shareholders to qualify for "look-through" treatment pursuant to
Section 817(h) of the Code, the only shareholders of the Portfolio will be insurance companies, their separate accounts that fund variable insurance contracts and, subject to the satisfaction of certain conditions, the trustees of a qualified pension or retirement plan. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

The Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolio may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act.

In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, e.g., to alter the investment objectives of the Portfolio. No such change of investment objectives will take place without notice to the shareholders of the Portfolio, the approval of a majority of the outstanding voting shares, and the approval of the Commission, to the extent legally required.

The Portfolio's investment in foreign securities or currencies may require it to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Portfolio will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of the Portfolio will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

If the Portfolio failed to qualify as a regulated investment company, owners of Variable Contracts based on the Portfolio (1) might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (2) the Portfolio might incur additional taxes. In addition, if the Portfolio failed to comply with the diversification requirements of Section 817(h) or the regulations thereunder, owners of Variable Contracts based on the Portfolio would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by Calamos Advisors and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what Calamos Advisors might otherwise believe to be desirable.

                              CERTAIN SHAREHOLDERS


As of March 31, 2007, Kansas City Life Insurance Company, 3520 Broadway, Kansas City, MO 64111-2565, held 99.9% of the shares of the Portfolio for the benefit of owners of Variable Contracts. Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri on May 1, 1895.


                           PAYMENTS TO INTERMEDIARIES


Calamos Advisors and its affiliates, from their own resources, may make payments to certain intermediaries for administrative, marketing or distribution services. For instance, Calamos Advisors and its affiliates may make payments to a Participating Insurance Company for services based on the value of the shares of the portfolio held by accounts of that company. Calamos Advisors currently pays Kansas City Life Insurance Company at the annual rate of .15% of the average daily net asset value of the shares held by the accounts of that company.


                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the Portfolio's assets. The custodian is responsible for holding all of the Portfolio's cash and securities, directly or through a book entry system, delivering and receiving payment for securities sold by the Portfolio, receiving and paying for securities purchased by the Portfolio, collecting income from investments of the Portfolio and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Portfolio, payment of dividends or payment of expenses of the Portfolio.

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 performs transfer agency and dividend paying agency services for the Portfolio.

                 FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street Bank and Trust Company ("State Street") to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Portfolio. For the services rendered to the Portfolio, State Street receives fees based on the total average daily net assets of the Portfolio and Calamos Investment Trust, and the average daily managed net assets of the remaining trusts in the Calamos Fund Complex ("Combined Assets"). State Street receives a fee at the annual rate of .90% for the first $5 billion of Combined Assets, .75% for the next $5 billion of Combined Assets, .50% for the next $5 billion of Combined Assets, and ..35% for the Combined Assets in excess of $15 billion. The Portfolio pays its pro-rata share of the fees payable to State Street based on relative managed assets of each Calamos Fund. Prior to April 1, 2006, U.S. Bancorp Fund Services, LLP served as the Portfolio's fund accounting agent.

Calamos Advisors provides the following financial accounting services to the Portfolio rather than State Street: manage expenses and expense payment processing; monitor the calculation of expense accrual amounts for the Portfolio and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the Portfolio in accordance with rules and regulations of the Commission; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of the Portfolio, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; monitor trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for the trustees and service providers.


For providing those financial accounting services, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of the combined managed assets of the Calamos Fund Complex; 0.0150% on the next $1 billion of combined managed assets; and 0.0110% on combined managed assets above $2 billion. Each fund of the Calamos Fund Complex pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on relative managed assets of each fund. For the fiscal year ended December 31, 2006, the Trust paid Calamos Advisors $4,141 for financial accounting services.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Portfolio's annual financial statements and performs other professional accounting and advisory services when engaged to do so by the Portfolio.

                             SHAREHOLDER INFORMATION

Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. Currently, the Trust has one series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

The Portfolio's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Portfolio. All shares of the Portfolio have equal rights in the event of liquidation of the Portfolio.

Under Massachusetts's law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Portfolio, which are binding only on the assets and property of the Portfolio. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Portfolio's assets of all losses and expenses of any Portfolio shareholder held personally liable for the Portfolio's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

     VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under current interpretations of the 1940 Act, the Portfolio expects that Participating Insurance Company shareholders will offer variable contract holders the opportunity to instruct them as to how Portfolio shares attributable to such contracts will be voted with respect to matters to be voted upon. The separate prospectuses describing the Variable Contracts include additional disclosure of how contract holder voting rights are computed.

                              FINANCIAL STATEMENTS


Audited financial statements for the Portfolio for the fiscal year ended December 31, 2006 are incorporated herein by reference from the Trust's annual report to shareholders on Form N-CSR. See the back cover of the Portfolio's prospectus for information on how to obtain the Trust's annual report to shareholders.

                     APPENDIX -- DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which the Portfolio invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of the McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                            PART C OTHER INFORMATION

ITEM 23.          EXHIBITS


(a) Amended and Restated Agreement and Declaration of Trust, dated March 30, 2006(5)



(b)      Amended and Restated Bylaws, dated December 16, 2005(5)


(c)      See Articles IV and V of Exhibit (a)(1), above.

(d)      Management Agreement with Calamos Asset Management, Inc. dated
         May 1, 1999(2)

(e) Distribution Agreement with Calamos Financial Services, Inc. dated May 1, 1999(2)

(f)      None

(g)(1)   Custody Agreement with Bank of New York dated November 15, 2000(2)

(g)(2)   Foreign Custody Agreement with Bank of New York dated November 15,
         2000(2)


(h)(1) Master Services Agreement, dated as of March 15, 2004, with State Street Bank and Trust Company(5)



(h)(2) Notification of Additional Funds, dated March 31, 2006, pursuant to Master Services Agreement, dated as of March 15, 2004(5)



(h)(3) Letter Agreement, dated March 15, 2004, with State Street Bank and Trust Company(5)



(h)(4) Letter Agreement, dated October 31, 2004, with State Street Bank and Trust Company(5)



(h)(5) Letter Agreement, dated March 31, 2006, with State Street Bank and Trust Company(5)



(h)(6) Transfer Agent Servicing Agreement, by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2007.








-------------------------
(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on March 26, 1999.

(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrants' Registration Statement on Form N-1A filed April 27, 2001.

(3) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed April 29, 2002.

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed March 1, 2005.


(5) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed April 26, 2006.

(h)(7)   Use of Name Agreement, dated May 1, 1999(1)



(h)(8) Amended and Restated Financial Accounting Services Agreement, dated December 13, 2004, with Calamos Advisors LLC



(h)(9) Amendment, dated March 30, 2006, to the Amended and Restated Financial Accounting Services Agreement, dated December 13, 2004, with Calamos Advisors LLC



(i)(1)   Opinion and Consent of Goodwin Procter LLP, dated April 24, 2006(5)


(i)(2)   Consent of Goodwin Procter LLP

(j)      Consent of Independent Registered Public Accounting Firm

(k)      None

(l)      Subscription Agreement(1)

(m)      None

(n)      None

(o)      [Item Omitted]


(p)      Code of Ethics and Insider Trading Policy, dated December 14, 2006


(q)      Powers of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         As of March 31, 2007, 99.9% of Registrant's shares were owned by Kansas City Life Insurance Company, a stock life insurance company domiciled in Missouri, and its separate investment accounts, "Kansas City Life Variable Annuity Separate Account" and "Kansas City Life Variable Life Separate Account". The purchasers of insurance contracts and annuity contracts issued in connection with such accounts will have the right to instruct Kansas City Life with respect to the voting of the Registrant's shares held by the separate accounts.


ITEM 25. INDEMNIFICATION

         Article VI of the agreement and declaration of trust of Registrant (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").

         A determination that a Covered Person is not entitled to indemnification due to Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or
(b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the agreement and declaration of trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

         The registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the statement of additional information under the caption "Management -- Trustees and Officers" is incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Calamos Financial Services, LLC ("CFS") serves as principal underwriter for the Calamos Investment Trust and the Calamos Advisors Trust.


(b) Information on the officers of CFS is set forth below. The principal business address is 2020 Calamos Court, Naperville, Illinois 60563.





                                Positions and Offices                   Positions and Offices
Name                              with Underwriter                         with Registrant
----                              ----------------                         ---------------

John P. Calamos, Sr.       Co-Chief Investment Officer                President and Principal
                                                                      Executive Officer

Nick P. Calamos            Senior Executive Vice                      Vice President
                           President and Co-Chief
                           Investment Officer

John P. Calamos, Jr.       Executive Vice President                   None

Patrick H. Dudasik         Executive Vice President,                  Vice President and
                           Chief Financial Officer,                   Principal Financial Officer
                           Chief Operating Officer and
                           Treasurer

James S. Hamman, Jr.       Executive Vice President,                  Secretary
                           General Counsel and
                           Secretary

Scott C. Jones             Executive Vice President and               None
                           Chief Administration Officer



                                Positions and Offices                  Positions and Offices
Name                              with Underwriter                        with Registrant
----                              ----------------                        ---------------
Nimish S. Bhatt            Senior Vice President, Director            Senior Vice President
                           of Operations

Philip E. Moriarty, II     President                                  None

Randall T. Zipfel          Senior Vice President, Chief               None
                           Operations Officer-Investment

Mark C. Infanger           Vice President, Corporate Controller       None

Walter R. Randall, Jr.     Vice President, Chief Compliance Officer   None


(c) There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books and other documents are maintained (i) at the offices of the Registrant, at the offices of the Registrant's investment adviser, Calamos Advisors LLC, and Calamos Financial Services LLC, the Registrant's principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, (ii) at the offices of the custodian, Bank of New York, 90 Washington Street, New York, NY 10286, or (iii) at the offices of the transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

ITEM 29. MANAGEMENT SERVICES

         None

ITEM 30. UNDERTAKINGS

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective Amendment pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in Naperville, Illinois on April 27, 2007.


                                        CALAMOS ADVISORS TRUST



                                        By:           /s/ John P. Calamos
                                             -----------------------------------
                                                      John P. Calamos


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on April 27, 2007 by the following persons in the capacities indicated.


Name                                         Title
----                                         -----

/s/ John P. Calamos                          Trustee and President (principal
--------------------------------                executive officer)
John P. Calamos


/s/ Nick P. Calamos                          Trustee
--------------------------------
Nick P. Calamos


/s/ Joe F. Hanauer*                          Trustee
--------------------------------
Joe F. Hanauer


/s/ Weston W. Marsh*                         Trustee
--------------------------------
Weston W. Marsh


/s/ John E. Neal*                            Trustee
--------------------------------
John E. Neal

/s/ William R. Rybak*                        Trustee
--------------------------------
William R. Rybak

/s/ Stephen B. Timbers*                      Trustee
--------------------------------
Stephen B. Timbers


/s/ David D. Tripple*                        Trustee
--------------------------------
David D. Tripple

/s/ Patrick H. Dudasik                       Vice President (principal financial
--------------------------------                and accounting officer)
Patrick H. Dudasik



*James S. Hamman, Jr. signs this document pursuant to powers of attorney filed herewith.


                                                      /s/ James S. Hamman, Jr.
                                                      --------------------------
                                                      James S. Hamman, Jr.

                                  EXHIBIT INDEX



(h)(6) Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC, dated January 1, 2007.



(i)(2) Consent of Goodwin Procter LLP.



(j)    Consent of Independent Registered Public Accounting Firm.



(p)    Code of Ethics and Insider Trading Policy, dated December 14, 2006.



(q)    Powers of Attorney.